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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 27, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             CYBERGUARD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 0-24544

           FLORIDA                                       65-0510339
(STATE OR OTHER JURISDICTION                          (I.R.S.  EMPLOYER
    OF INCORPORATION)                                 IDENTIFICATION NO.)

2000 WEST COMMERCIAL BOULEVARD, SUITE 200, FORT LAUDERDALE, FLORIDA    33309
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

                                 (954) 958-3900
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On February 14, 2000, CyberGuard Corporation ("Company") filed an application to list its securities on the Nasdaq SmallCap Market ("Nasdaq"). On July 27, 2000, the Company's application to list its securities on the Nasdaq was denied by the Nasdaq Staff. On September 27, 2000, the Company's appeal was denied by the Nasdaq Listing Qualifications Panel. The Company will further appeal the decision to the Nasdaq Listing and Hearing Review Council.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                        CYBERGUARD CORPORATION



                                        By: /s/ David R. Proctor
                                            ------------------------------------
                                            David R. Proctor
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer



                            Date: September 28, 2000